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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:
                              02/20/98
Investor Certificateholder Floating Allocation Percentage
                              95.36%
Investor Certificateholder Fixed Allocation Percentage
                              97.90%
Aggregate Amount of  Collections
                        8,663,079.03
Aggregate Amount of  Interest Collections
                        2,294,219.10
Aggregate Amount of  Principal Collections
                        6,368,859.93
Class A Interest Collections
                        2,187,670.98
Class A Principal Collections
                        5,857,002.59
Seller Interest Collections
                              106,548.12
Seller Principal Collections
                              511,857.34
Weighted Average Loan Rate
                              14.12%
Net Loan Rate
                                    13.12%
Weighted Average Maximum Loan Rate
                              19.56%
Class A-1 Certificate Rate
                                    5.81%
Maximum Investor Certificate Rate
                              13.12%
Class A-1 Certificate Interest Distributed
                              913,104.24
Class A-1 Investor Certificate Interest Shortfall before Policy Draw
                              0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                              0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                              0.00
Unpaid Class A-1 Carryover Interest Amount
                              0.00
Class A-2 Certificate Rate
                                    5.73%
Maximum Investor Certificate Rate
                              13.12%
Class A-2 Certificate Interest Distributed
                              39,573.16
Class A-2 Investor Certificate Interest Shortfall before Policy Draw
                              0.00
Unpaid Class A-2 Certificate Interest Shortfall Received
                              0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining
                              0.00
Unpaid Class A-2 Carryover Interest Amount
                              0.00
Maximum Principal Dist. Amount (MPDA)
                  6,235,400.47
Alternative Principal Dist. Amount (APDA)
                        5,857,002.59
Rapid Amortization Period? (Y=1, N=0)
                              0.00
Scheduled Principal  Distribution Amount (SPDA)
                  5,857,002.59
Principal  allocable to Class A-1
                        5,610,299.78
Principal allocable to Class A-2
                        246,702.81
SPDA deposited to Funding Account
                              0.00
Accelerated Principal Distribution Amount
                              0.00
APDA allocable to Class A-1
                              0.00
APDA allocable to Class A-2
                              0.00
Reimbursement to Credit Enhancer
                              0.00
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount   309,419.36
Reduction in Certificate Principal Balance due to Current Class A-2
Liquidation Loss Amount   13,606.16
Cumulative Investor Liquidation Loss Amount
                        323,025.52
Total Principal allocable to A-1
                        5,919,719.14
Total Principal allocable to A-2
                              260,308.97

Servicer Certificate (Page 2 of  3)
Distribution Date:                                                      2/20/98
Beginning Class A-1 Certificate Principal Balance
                        182,391,592.67
Beginning Class A-2 Certificate Principal Balance
                        8,020,232.68
Ending Class A-1 Certificate Principal Balance
                        176,471,873.53
Ending Class A-2 Certificate Principal Balance
                        7,759,923.71
Class A-1 Factor
                              0.3879995
Class A-2 Factor
                              0.3879962
Pool Factor (PF)
                              0.4045860
Retransfer Deposit Amount
                              0.00
Servicing Fees Distributed
                              160,695.34
Beg. Accrued and Unpaid Inv. Servicing Fees
                              0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                              0.00
End. Accrued and Unpaid Inv. Servicing Fees
                              0.00
Aggregate Investor Liquidation Loss Amount
                  323,025.52
Investor Loss Reduction Amount
                              0.00
Beginning Pool Balance
                        202,226,190.87
Ending Pool Balance
                        196,028,918.98
Beginning Invested Amount
                        192,834,412.35
Ending Invested Amount
                        186,654,384.24
Beginning Seller Principal Balance
                        9,391,778.52
Ending Seller Principal Balance
                        9,374,534.74
Additional Balances
                              511,857.34
Beginning Funding Account Balance
                              0.00
Ending Funding Account Balance
                              0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans)
                     0.00%
Principal Balance of Subsequent Loans
                              0.00
Beginning Reserve Account Balance
                        1,211,294.00
Ending Reserve Account Balance
                        1,211,294.00
Beginning Seller Interest
                              4.2016%
Ending Seller's Interest
                              4.7822%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
                                    572
     Trust Balance
                              17,892,634.62
   60 - 89 days (Del Stat 2)
     No. of Accounts
                                    155
     Trust Balance
                        4,393,539.61
   90+ days (Del Stat 3+)
     No. of Accounts
                                    349
     Trust Balance
                              11,206,829.06
   270+ days (Del Stat 9+)
     No. of Accounts
                                    117
     Trust Balance
                        3,777,819.73
   REO
     No. of Accounts
                              39
     Trust Balance
                        1,364,624.17
Rapid Amortization Event ?
                        No
   Failure to make payment within 5 Business Days of Required Date ?
                  No
   Failure to perform covenant relating to Trust's Security Interest ?
                  No
   Failure to perform other covenants as described in the Agreement ?
                  No
   Breach of Representation or Warranty ?
                  No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                  No
   Subject to Investment Company Act of 1940 Regulation ?
                  No

Servicer Certificate (Page 3 of  3)
Distribution Date:                                                      2/20/98
   Servicing Termination ?
                        No
Event of Default ?
                        No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date ?
            No
   Failure by Servicer to perform covenant relating to Trust's Security
Interest ?              No
   Failure by Servicer to perform other covenants as described in the
Agreement?                    No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?
                  No
   Trigger Event ?
                        No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)
                  N/A
Premium Distributed to Credit Enhancer
                              0.00
Amount Distributed to Seller
                              618,405.46
Master Servicer Credit Facility Amount
                              0.00
Guaranteed Principal Distribution Amount
                              0.00
Credit Enhancement Draw Amount
                              0.00
Application of Available Funds
     Aggregate Amount of Collections
                        8,663,079.03
    Deposit for principal not used to purchase subsequent loans
     Servicing Fee
                              160,695.34
     Prinicpal and Interest to Class A-1
                        6,832,823.38
     Prinicpal and Interest to Class A-2
                              299,882.13
     Seller's portion of Principal and Interest
                        618,405.46
     Funds deposited into Funding Account (Net)
                              0.00
     Funds deposited into Spread  Account
                              0.00
     Excess funds released to Seller
                              751,272.72
     Total
                              8,663,079.03

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:
                              02/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage
                        95.3558%
Class A Certificateholder Fixed Allocation Percentage
                        97.9045%
Beginning Class A-1 Certificate Balance
                        182,391,592.67
Beginning Class A-2 Certificate Balance
                        8,020,232.68
Class A-1 Certificate Rate
                              5.81375%
Class A-2 Certificate Rate
                              5.73000%
Class A-1 Certificate Interest Distributed
                              2.007595
Class A-2 Certificate Interest Distributed
                              1.978658
Class A-1 Certificate Interest Shortfall Distributed
                              0.000000
Class A-2 Certificate Interest Shortfall Distributed
                              0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                        0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall
                        0.000000
Rapid Amortization Event ?
                        No
Class A-1 Certificate Principal Distributed
                              13.015378
Class A-2 Certificate Principal Distributed
                              13.015448
   Maximum Principal Distribution Amount
                        13.131997
   Scheduled Principal  Distribution Amount (SPDA)
                        12.335076
   Accelerated Principal Distribution Amount
                        0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                        0.680304
Total Amount Distributed to Certificateholders
                        14.341452
Principal Collections deposited into Funding Account
                              0.00
Ending Funding Account Balance
                              0.00
Ending Class A-1 Certificate Balance
                        176,471,873.53
Ending Class A-2 Certificate Balance
                        7,759,923.71
Class A-1 Factor
                              0.3879995
Class A-2 Factor
                              0.3879962
Pool Factor (PF)
                              0.4045860
Unreimbursed Liquidation Loss Amount
                              0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount
                               0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                        0.00
Class A Servicing Fee
                              160,695.34
Beginning Invested Amount
                        192,834,412.35
Ending Invested Amount
                        186,654,384.24
Beginning Pool Balance
                        202,226,190.87
Ending Pool Balance
                        196,028,918.98
Credit Enhancement Draw Amount
                              0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts
                              572
     Trust Balance
                              17,892,634.62
   60 - 89 days (Del Stat 2)
     No. of Accounts
                              155
     Trust Balance
                        4,393,539.61
   90+ days (Del Stat 3+)
     No. of Accounts
                              349
     Trust Balance
                              11,206,829.06
   REO
     No. of Accounts
                              39
     Trust Balance
                        1,364,624.17
Aggregate Liquidation Loss Amount for Liquidated Loans
                        221,049.12
Statement to Certificateholders (Page 2 of 2)
Distribution Date:
                              02/20/98
Class A-1 Certificate Rate for Next Distribution Date
                  To be updated
Class A-2 Certificate Rate for Next Distribution Date
                  To be updated
Amount of any Draws on the Policy
                              0.00
Subsequent Mortgage Loans
     No. of Accounts
                                    0.00
     Trust Balance
                                    0.00